UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

601 Jefferson Street

Suite 3400

Houston, Texas 77002

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On December 17, 2007, KBR, Inc. issued a press release providing financial guidance for the fiscal year 2008. A copy of KBR’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This form 8-K and the attached exhibit are provided under Item 8.01 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into KBR’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1      KBR, Inc. press release dated December 17, 2007, entitled “KBR Announces 2008 Earnings Guidance.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: December 18, 2007	By:	/s/ Jeffrey B. King
Vice President, Public Law

EXHIBIT 99.1

KBR	Press Release

601 Jefferson St. •	Houston, Texas 77002 •	Phone 713.753.3011

FOR IMMEDIATE RELEASE	Contact:	Rob Kukla, Jr.
December 17, 2007	KBR Investor Relations
713-753-5082
investors@kbr.com

Heather Browne
KBR Corporate Communications
713-753-3775
heather.browne@kbr.com

KBR ANNOUNCES 2008 EARNINGS GUIDANCE

HOUSTON, Texas - KBR (NYSE:KBR) announced today that the Company’s guidance for estimated earnings per diluted share (EPS) is between $1.30 to $1.60 for the fiscal year 2008.

KBR is a global engineering, construction and services company supporting the energy, petrochemicals, government services and civil infrastructure sectors. The company offers a wide range of services through its Downstream, Government and Infrastructure, Services, Technology, Upstream, and Ventures business segments. For more information, visit www.kbr.com.

NOTE: The statements in this press release that are not historical statements, including statements regarding future financial performance (such as earnings or earnings per diluted share), are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the company’s control, that could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the outcome of and the publicity surrounding audits and investigations by domestic and foreign government agencies and legislative bodies; potential adverse proceedings by such agencies and potential adverse results and consequences from such proceedings; the enforceability of the company’s indemnities from Halliburton Company; changes in capital spending by the company’s customers; the company’s ability to obtain contracts from existing and new customers and perform under those contracts; structural changes in the industries in which the company operates, escalating costs associated with and the performance of fixed-fee projects and the company’s ability to control its cost under its contracts; claims negotiations and contract disputes with the company’s customers; changes in the demand for or price of oil and/or natural gas; protection of intellectual property rights; compliance with environmental laws; changes in government regulations and regulatory requirements; compliance with laws related to income taxes; unsettled political conditions, war and the effects of terrorism; foreign operations and foreign exchange rates and controls; the development and installation of financial systems; increased competition for employees; and operations of joint ventures, including joint ventures that are not controlled by the company.

KBR’s Annual Report on Form 10-K dated February 28, 2007, final prospectus for its exchange offer dated March 27, 2007, subsequent Forms 10-Q and 10-Q/A, recent Current Reports on Forms 8-K, and other Securities and Exchange Commission filings discuss some of the important risk factors that KBR has identified that may affect the business, results of operations and financial condition. KBR undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

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